UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) February 21, 2001

                 Future Carz.com, Inc. (OTCBB: FCZI)
         (Exact name of Registrant as specified in charter)


             Nevada                   0-29435            88-0431029
  (State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)            File Number)        Identification)

  8930 E. Raintree, Suite 300, Scottsdale, AZ           85260
    (Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code:  (972) 484-3900


        12624 Carmel Country Rd., Suite 82, San Diego, CA 92130
     (Former name or former address, if changed, since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective February 21, 2001, our board of directors approved a change in the company's independent auditors. Previously, the independent auditing firm of G. Brad Beckstead, CPA had issued reports covering the years ended 2000 on Future Carz.com, Inc. None of the reports of G. Brad Beckstead, CPA on the financial statements of Future Carz.com, Inc. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been at any time, disagreements between Future Carz.com, Inc. and G. Brad Beckstead, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     We retained the accounting firm of Stark, Tinter & Associates, LLC to serve as our independent accountants to audit our financial statements beginning with the year ended December 31, 2001. This engagement was effective February 22, 2001. Prior to its engagement as our independent auditors, Stark, Tinter & Associates, LLC had not been consulted by us either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements or on any other matter that was the subject of any prior disagreement between us and our previous certifying accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibit No. 1: Letter from G. Brad Beckstead, CPA

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 21, 2001


                                    Future Carz.com, Inc.


                                    By: /s/ Ed Heisler
                                        --------------
                                        Ed Heisler,
                                        President & COO


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EXHIBIT 1.


G. Brad Beckstead
Certified Public Accountant


                                     330 E. Warm Springs Rd.
                                         Las Vegas, NV 89119
                                                702.528.1984
                                           425.928.2877 efax




February 21, 2001

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

I was previously principal accountant for Future Carz.com, Inc. (the "Company") and reported on the financial statements of the Company for the year ended December 31, 1999. Effective February 21, 2001, my appointment as principal accountant was terminated. I have read the Company's statements included under Item 4 of its Form 8-K dated February 21, 2001, and I agree with such statements, except that I am not in a position to agree or disagree with the Company's statement that the change was approved by the Audit Committee of the Board of Directors or that Stark Tinter & Associates, LLC was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Very truly yours,

/s/ G. Brad Beckstead
---------------------

G. Brad Beckstead, CPA